UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 26, 2004
                              (September 8, 2004)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Tennessee                01-13031                    62-1674303
-----------------------------    -------------          ------------------------
 (State or Other Jurisdiction     (Commission                (I.R.S. Employer
       of Incorporation)          File Number)              Identification No.)

     111 Westwood Place, Suite 200
          Brentwood, Tennessee                             37027
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-------------------------------------------   --------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement

       On September 8, 2004, we established the American Retirement Corporation Deferred Compensation Plan. A copy of the plan is attached hereto and incorporated herein by reference as Exhibit 10.1.

       The plan allows a select group of management or highly compensated employees of the company or certain of its affiliates to defer a portion of their cash compensation. Participants electing to defer portions of their cash compensation shall designate the portions that shall be deferred until a separation from service (as defined in the plan) and the portions that shall be deferred for a period of five (5) years from the time of the election (or until a separation in service, if earlier). Amounts deferred for each participant are credited with interest at the prime rate, plus one percent (1%) per annum, but not less than six percent (6%) per annum nor greater than ten percent (10%) per annum.

       Payments from a participant's deferred compensation account (other than certain hardship withdrawals) shall be made only upon a separation from service or in accordance with a five-year election. In the event of a change in control of the company (as defined in the plan), a participant or his or her beneficiary shall immediately have the right to the balance of his or her deferred compensation account.

       Participants in the plan shall have the status of general unsecured creditors of the company (or the applicable affiliates) and the plan constitutes a mere promise by the company (or the applicable affiliates) to make benefit payments in the future.

Item 9.01.  Financial Statements and Exhibits

   (c)  Exhibits.

        10.1   American Retirement Corporation Deferred Compensation Plan


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  AMERICAN RETIREMENT CORPORATION


                                  By:     /s/  Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President and Chief
                                          Financial Officer

Date:  October 26, 2004

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                          EXHIBIT INDEX


     Exhibit
     Number        Description

        10.1       American Retirement Corporation Deferred Compensation Plan




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